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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TALX Corporation (the "Company") on Form 10-K for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, L. Keith Graves, Vice President, Chief Financial Officer and Assistant Secretary of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 By :  /s/ L. Keith Graves
                                       --------------------------------------
                                 L. Keith Graves
                                 Senior Vice President, Chief Financial Officer and Assistant Secretary
                                 TALX Corporation
                                 May 31, 2006